EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

Fidelity Holdings, Inc.
New York, New York

      We hereby consent to the incorporation by reference in the Prospectus constituting a part of the Registration Statement on Form S-3 of our report dated March 22, 2000 relating to the financial statements of Fidelity Holdings, Inc., appearing in the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999.

      We also consent to the reference to us under the caption "Experts" in the Prospectus.


                                           /s/ BDO Seidman, LLP
                                           --------------------
                                           BDO Seidman, LLP

New York, New York
May 1, 2000